Limited Maturity Fixed Income Fund a series of CNI Charter Funds
Summary Prospectus dated December 16, 2011

Class: Institutional Class Class N	Ticker: (AHLFX) (AHALX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.cnicharterfunds.com. You can also get this information at no cost by calling 1-888-889-0799 or by sending an e-mail request to cnicharterfunds@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 28, 2011, as supplemented July 5, 2011, September 22, 2011 and December 16, 2011 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2011, are incorporated by reference into this Summary Prospectus.

Limited Maturity Fixed Income Fund

INVESTMENT GOAL

The Limited Maturity Fixed Income Fund (“Limited Maturity Fund”) seeks to provide a high level of current income, consistent with the preservation of capital and liquidity.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Limited Maturity Fund. You pay no sales charges or transaction fees for buying or selling shares of the Limited Maturity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.50%		0.50%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses	0.21%		0.22%
Total Other Expenses		0.21%		0.47%
Total Annual Fund Operating Expenses		0.71%		1.22%
Fee Waiver and/or Expense Reimbursement(1)(2)		0.02%		(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.73%		0.98%

(1)
City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), has contractually agreed to waive the shareholder servicing fees for Class N shares until January 28, 2013. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to CNAM, and it will terminate automatically upon the termination of the shareholder services agreement between CNAM and the Fund. Any shareholder servicing fees waived by CNAM pursuant to this arrangement will not be eligible for reimbursement by the Fund to CNAM.

(2)
CNAM has contractually agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) through January 28, 2013 at or below 1.00% for Institutional Class shares and 1.25% for Class N shares. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to CNAM, and it will terminate automatically upon the termination of the investment management agreement between CNAM and the Fund. Any fee reductions or reimbursements may be repaid to CNAM within three years after they occur if the Fund’s Board of Trustees approves the repayment. To the extent the Fund incurs any expenses excluded from the contractual expense limitation, the Fund’s total annual fund operating expenses will increase.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Limited Maturity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$75	$229	$397	$884
Class N	$100	$363	$647	$1,456

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Limited Maturity Fund’s net assets (including borrowings for investment purposes) consists of fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments and non-convertible fixed income securities (i.e., bonds which cannot be converted into stock) of U.S. companies. The Fund invests in securities having one of the four highest ratings of either Moody’s Investors Service (at least Baa) or Standard & Poor’s (at least BBB). The Fund may retain a security after it has been downgraded below the minimum credit rating if City National Asset Management, Inc. (“CNAM”), the Fund’s investment adviser, determines that it is in the best interests of the Fund. The fixed income securities in which the Fund invests may have fixed, variable or floating interest rates, as well as varying principal repayment and interest rate reset terms.

Fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Limited Maturity Fund invests consist principally of mortgage-backed or asset-backed securities issued or guaranteed by Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation), the Government National Mortgage Association (“Ginnie Mae”), and the Federal Farm Credit Bank (“FFCB”). In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.

At least 80% of the Limited Maturity Fund’s net assets consists of fixed income securities with “limited maturity,” i.e., a maturity of less than five years. This investment strategy may be changed at any time, with 60 days’ prior notice to shareholders. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. CNAM actively manages the average duration of the Fund’s portfolio and determines which securities to purchase or sell in accordance with its analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. There is no limit on the maturities of individual securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Limited Maturity Fund nor CNAM can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Prepayments – As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform the fixed income market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

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PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Limited Maturity Fund for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

This bar chart shows the performance of the Limited Maturity Fund’s Institutional Class shares based on a calendar year.

Best Quarter 3.17% Q3 2001	Worst Quarter (1.33)% Q2 2004

This table shows the average annual total returns of each class of the Limited Maturity Fund for the periods ended December 31, 2010. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2010)	One Year	Five Years	Ten Years	Since Inception(1)
Institutional Class
Return Before Taxes	2.29%	4.22%	3.82%	5.09%
Return After Taxes on Distributions	1.68%	3.09%	2.71%	3.43%
Return After Taxes on Distributions and Sale of Fund Shares	1.49%	2.94%	2.61%	3.37%
Class N
Return Before Taxes	2.05%	3.95%	3.67%	5.02%
Merrill Lynch 1-3 Year Treasury Index(2)	2.35%	4.18%	3.92%	5.57%
Merrill Lynch 3 Month U.S. Treasury Index(2)	0.13%	2.43%	2.38%	4.18%

(1)
Performance for “Since Inception” for all classes is shown for periods beginning October 22, 1988, which is the date the predecessor to the Limited Maturity Fund (the “Predecessor Fund”) commenced operations. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class shares of the Fund before September 30, 2005, reflect the performance of the Predecessor Fund’s Class I shares. Class A shares of the Predecessor Fund, the predecessor to the Class N shares of the Fund, commenced operations on October 22, 2004.

The performance results for Class N shares of the Fund for the period of October 22, 2004 to September 29, 2005, reflect the performance of the Predecessor Fund’s Class A shares. The performance results for Class N shares of the Fund for the period of October 22, 1988 to October 21, 2004, reflect the performance of the Predecessor Fund’s Class I shares. The performance of the Predecessor Fund’s Class I shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N shares. If it had, the performance of the Fund’s Class N shares would have been lower than that shown.

For each index shown the measurement period used in computing the returns of the index for the “Since Inception” period begins on October 31, 1988.

(2)	Reflects no deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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INVESTMENT MANAGER

City National Asset Management, Inc.

PORTFOLIO MANAGERS

Paul C. Single and William C. Miller, Jr. of CNAM have served as portfolio managers for the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for Institutional Class shares is $1,000,000. The minimum initial investment for Class N shares is $1,000. There is no minimum for subsequent investments in Institutional Class shares or Class N shares. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Fund may accept investments of smaller amounts at its discretion; however, your financial institution or financial professional may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts in return for its services.

The shares of the Limited Maturity Fund are redeemable. You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

TAX INFORMATION

The Limited Maturity Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Limited Maturity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CNI-SM-013-0200

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